Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                            09/20/96

Investor Certificateholder Floating Allocation Percentage        97.79%
Investor Certificateholder Fixed Allocation Percentage           97.90%

Aggregate Amount of  Collections                         23,384,961.06
     Aggregate Amount of  Interest Collections            6,706,132.59
     Aggregate Amount of  Principal Collections          16,678,828.47

Int. Collections Alloc. to Investor                       6,557,886.82
Class A Principal Collections                            14,968,528.63
Seller Interest Collections                                 148,245.77
Seller Principal Collections                              1,710,299.84

Weighted Average Loan Rate                                       13.90%
Net Loan Rate                                                    12.90%

Class A-1 Certificate Rate                                      5.6875%
Maximum Investor Certificate Rate                              12.9500%
Class A-1 Certificate Interest Distributed                2,795,498.29
Class A-1 Investor Certificate Interest Shortfall before          0.00
Unpaid Class A-1 Certificate Interest Shortfall Received          0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining         0.00
Unpaid Class A-1 Carryover Interest Amount                        0.00









Maximum Principal Dist. Amount (MPDA)                    16,328,573.07
Alternative Principal Dist. Amount (APDA)                14,968,528.63
Rapid Amortization Period? (Y=1, N=0)                             0.00
Scheduled Principal  Distribution Amount (SPDA)          14,968,528.63

Principal  allocable to Class A-1                        14,968,528.63

SPDA deposited to Funding Account                                 0.00

Accelerated Principal Distribution Amount                         0.00

APDA allocable to Class A-1                                       0.00


Reimbursement to Credit Enhancer                                  0.00

Spread Trigger hit?                                      No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount        558,411.74


Cumulative Investor Liquidation Loss Amount                 558,411.74

Total Principal allocable to A-1                         15,526,940.37


Beginning Class A-1 Certificate Principal Balance        570,792,986.39

Ending Class A-1 Certificate Principal Balance           555,266,046.02




Pool Factor (PF)                                             0.8707870

Servicer Certificate (Page 2 of  3)

Distribution Date:                                            09/20/96

Retransfer Deposit Amount                                         0.00
Servicing Fees Distributed                                  478,371.96
Beg. Accrued and Unpaid Inv. Servicing Fees                       0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                     0.00
End. Accrued and Unpaid Inv. Servicing Fees                       0.00

Aggregate Investor Liquidation Loss Amount                  558,411.74
Investor Loss Reduction Amount                                    0.00

Beginning Pool Balance                                  587,022,885.40
Ending Pool Balance                                     571,482,426.89
Beginning Invested Amount                               574,046,355.39
Ending Invested Amount                                  558,519,415.02
Beginning Seller Principal Balance                       12,976,530.01
Ending Seller Principal Balance                          12,963,011.87
Additional Balances                                       1,710,299.84

Beginning Funding Account Balance                                 0.00
Ending Funding Account Balance                                    0.00
Ending Funding Account Balance % (before any purchase of          0.00%
Ending Funding Account Balance % (after purchase of Subse         0.00%
Principal Balance of Subsequent Funding Loans Purchased i         0.00
Principal Collections to purchase Additional Balances and         0.00

Beginning  Pre-Funding Account Balance                            0.00
Ending Pre-Funding Account Balance                                0.00
Pre-Funding Earnings                                              0.00

Beginning Capitalized Interest Account                            0.00
Capital Interest Requirement (Transferred to Collection A         0.00
Ending Capitalized Interest Account                               0.00

Beginning Spread Account Balance                          6,506,737.00
Ending Spread Account Balance                             6,506,737.00

Beginning Seller Interest                                       2.2106%
Ending Seller's Interest                                        2.2683%

Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                               184
     Trust Balance                                        5,903,080.51
   90+ days (Del Stat 3+)
     No. of Accounts                                               283
     Trust Balance                                       10,776,996.04
   REO
     No. of Accounts                                                 5
     Trust Balance                                          312,062.84

Rapid Amortization Event ?                               No
   Failure to make payment within 5 Business Days of RequNo
   Failure to perform covenant relating to Trust's SecuriNo
   Failure to perform other covenants as described in theNo
   Breach of Representation or Warranty ?                No
   Bankruptcy, Insolvency or Receivership relating to SelNo
   Subject to Investment Company Act of 1940 Regulation ?No
   Servicing Termination ?                               No
   Aggregate of Credit Enhancement Draw Amounts exceed 1%No

Servicer Certificate (Page 3 of  3)

Distribution Date:                                            09/20/96

Event of Default ?                                       No
   Failure by Servicer to make payment within 5 Bus. DaysNo
   Failure by Servicer to perform covenant relating to TrNo
   Failure by Servicer to perform other covenants as descNo
   Bankruptcy, Insolvency or Receivership relating to MasNo
   Trigger Event ?                                       No

Policy Fee Distributed to Credit Enhancer (Paid directly N/A
Premium Distributed to Credit Enhancer                            0.00
Amount Distributed to Seller                              1,858,545.61
Master Servicer Credit Facility Amount                            0.00
Guaranteed Principal Distribution Amount                          0.00
Credit Enhancement Draw Amount                                    0.00
Spread Account Draw Amount                                        0.00
Capitalized Interest Account Draw                                 0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))               0.00
Amount paid to Trustee                                            0.00
Cumulative Draw under Policy                                      0.00
Net Yield                                                         5.98%


Total  Available Funds
     Aggregate Amount of Collections                     23,384,961.06
     Deposit for principal not used to purchase subsequen         0.00
     Interest Earnings on the Pre-Funding Account                 0.00
     Deposit from Capitalized Interest Account                    0.00
     Total                                               23,384,961.06


Application of Available Funds
     Servicing Fee                                          478,371.96
     Prinicpal and Interest to Class A-1                 18,322,438.66

     Seller's portion of Principal and Interest           1,858,545.61
     Funds deposited into Funding Account (Net)                   0.00
     Funds deposited into Spread  Account                         0.00
     Excess funds released to Seller                      2,725,604.83
     Total                                               23,384,961.06


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                            09/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage       97.7894%
Class A Certificateholder Fixed Allocation Percentage          97.9000%

Beginning Class A-1 Certificate Balance                  570,792,986.39


Class A-1 Certificate Rate                                    5.687500%

Class A-1 Certificate Interest Distributed                    4.402135

Class A-1 Certificate Interest Shortfall Distributed          0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall     0.000000


Rapid Amortization Event ?                               No
Class A-1 Certificate Principal Distributed                  23.272149

   Maximum Principal Distribution Amount                     25.261498
   Scheduled Principal  Distribution Amount (SPDA)           22.755153
   Accelerated Principal Distribution Amount                  0.000000
   Aggregate Investor Liquidation Loss Amount Distributed     0.516996

Total Amount Distributed to Certificateholders               27.157288

Principal Collections deposited into Funding Account              0.00
Ending Funding Account Balance                                    0.00

Ending Class A-1 Certificate Balance                     555,266,046.03


Class A-1 Factor                                             0.9705084

Pool Factor (PF)                                             0.9705084

Unreimbursed Liquidation Loss Amount                                $0
Accrued Interest on Unreimbursed Liquidation Loss Amount            $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Los           $0

Class A Servicing Fee                                       478,371.96

Beginning Invested Amount                               574,046,355.39
Ending Invested Amount                                  558,519,415.03
Beginning Pool Balance                                  587,022,885.40
Ending Pool Balance                                     571,482,426.89

Spread Account Draw Amount                                        0.00
Credit Enhancement Draw Amount                                    0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                            09/20/96

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                               184
     Trust Balance                                        5,903,080.51

   90+ days (Del Stat 3+)
     No. of Accounts                                               283
     Trust Balance                                       10,776,996.04

   REO
     No. of Accounts                                                 5
     Trust Balance                                          312,062.84

Aggregate Liquidation Loss Amount for Liquidated Loans      385,395.04

Class A-1 Certificate Rate for Next Distribution Date    To be updated


Amount of any Draws on the Policy                                 0.00

Subsequent Mortgage Loans
     No. of Accounts                                              0.00
     Trust Balance                                                0.00

Pre-Funded Amount (Ending)                                        0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                 0
     Trust Balance                                                0.00

Capitalized Interest Account (Ending)                             0.00

Earnings on the Pre-Funding Account                               0.00